LIMITED-TERM
GOVERNMENT FUND

[GRAPHIC OMITTED: ILLUSTRATION OF A BODY OF WATER FLOWING OVER A DAM WITH MOUNTAINS IN THE BACKGROUND]

FOR CURRENT INCOME


service and guidance

professional management

goals


1998
Semi-Annual Report

[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]



                                                        JULY 3, 1998

DEAR SHAREHOLDER:

ROBUST U.S. ECONOMIC GROWTH, low inflation and a strong U.S. dollar invigorated the bond market during winter and spring. Bond prices rose while yields fell to historic lows. This presented a challenge to investors seeking to strike a balance between capital appreciation and income.

     Limited-Term Government Fund provided a total return of +2.44%
(for Class A shares with distributions reinvested at net asset value) for the six months ended June 30, 1998. The income-oriented character of your Fund did not allow it to benefit from the bond market rally as much as our benchmark, the Merrill Lynch One-to-Three Year Government Bond Index.

     We focused on higher yielding mortgage securities rated AAA, the highest credit quality available. However, an increase in mortgage prepayments reduced the value of many mortgage bonds during the six months ended June 30, 1998.

     As of June 30, 1998, your Fund's 30-day current yield measured by Securities and Exchange Commission (SEC) guidelines was 5.43% - more than 100 basis points higher than the average of your Fund's peers.

WE FOCUSED ON HIGHER YIELDING MORTGAGE SECURITIES RATED AAA,
THE HIGHEST CREDIT QUALITY AVAILABLE.

     During the fiscal period, low inflation enabled the Federal Reserve Board to maintain its interest rate target at 5.5%. Inflation was virtually dormant and the unemployment rate fell to a 28-year low. These factors combined to push first-time mortgage applications and homeowner refinancing to a historic high.

     The Fund's investment portfolio experienced less refinancing than the market as a whole. Through our disciplined analysis of the fixed income market, we reduced your Fund's prepayment exposure which helped preserve principal.

CUMULATIVE RETURN

                                                       Six Months Ended
                                                        June 30, 1998

Limited-Term Government Fund A Class                        +2.44%
Merrill Lynch One-to-Three Year Government Bond Index       +2.49%
Lipper Short-Intermediate Government Fund Average
   (100 Funds)                                              +2.84%
U.S. Consumer Price Index (Inflation)                       +0.77%

Performance is calculated at net asset value without effect of sales charges and assumes reinvestment of distributions. Interest and principal repayment at maturity for U.S. Treasury securities are guaranteed by the U.S. government, unlike mutual fund dividends and share values. Complete Fund performance for all classes can be found on page 7. Past performance does not guarantee future results.


     Your Fund's holdings of U.S. Treasuries rose in value, adding stability to its share price. Treasury bonds appeared attractive during the fiscal period because:

(bullet) Federal fiscal discipline generated a budget surplus for the first time since 1969;

(bullet) Demand for government securities from foreign investors increased amid slumping stock and bond markets in Asia;

(bullet) A strong U.S. dollar allowed many foreign investors to convert a Treasury bond's income payments to local currencies at attractive exchange rates.

     On the pages that follow, Roger A. Early, your Fund's portfolio manager, explains Limited-Term Government Fund's positioning during the period and provides an outlook for the rest of 1998. He also provides additional insight as to how your Fund managed mortgage prepayment risk.

Sincerely,

/S/Wayne A. Stork

WAYNE A. STORK
Chairman

/s/Jeffrey J. Nick

JEFFREY J. NICK
President and Chief Executive Officer



[GRAPHIC OMITTED: worm chart of AS THE WORLD TURNS TO TREASURIES,
THE YIELD CURVE TURNS FLAT]

AS THE WORLD TURNS TO TREASURIES, THE YIELD CURVE TURNS FLAT


Maturity      December 31, 1997   June 30, 1998
3 Months           5.342%            5.093%
6 Months           5.435%            5.233%

 Years
   1               5.476%            5.365%
   2               5.642%            5.475%
   3               5.669%            5.491%
   5               5.705%            5.465%
  10               5.741%            5.446%
  30               5.924%            5.626%

Long-term interest rates have fallen much faster than intermediate-term rates since January. As of June 30, 1998, two-year U.S. Treasury notes yielded more than 10-year notes.

Source: Bloomberg Business News.



PORTFOLIO MANAGER'S REVIEW

BY MAINTAINING A CONSISTENT INVESTMENT discipline, your Fund sought to maximize income during a period of declining bond yields. We slightly increased your Fund's allocation to mortgage bonds during the first half of fiscal 1998. Your Fund focused on bonds issued by the Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

     These two agencies typically issue bonds with a higher coupon than conventional Government National Mortgage Association (GNMA) bonds, another segment of the bond market in which your Fund invests. The yield difference is due to the slightly higher liquidity of GNMA bonds. All three varieties of mortgage bonds are rated AAA.

WE FAVORED ASSET-BACKED SECURITIES ISSUED BY CREDIT CARD COMPANIES AND AUTOMOBILE LEASING AGENCIES. THESE TWO INDUSTRIES, IN PARTICULAR,
BENEFITED FROM A LOW UNEMPLOYMENT RATE THAT ALLOWED CONSUMERS TO PAY OFF
DEBT.

     An increase in mortgage prepayments reduced the value of many mortgage bonds during the six months ended June 30, 1998. We sought to lessen prepayment risks by investing in:

(bullet) Seasoned mortgage bonds - those issued prior to 1991. Such bonds experienced the last sustained wave of mortgage refinancing in 1993. We believe homeowners who refinanced earlier this decade, when mortgage rates were lower, have less reason to refinance again.

(bullet) Preselected mortgage pools - we invested in pools of mortgages with low loan balances. Our investment experience indicates that homeowners with balances below $65,000 are less inclined to refinance.

(bullet) Discount mortgages - issued when interest rates were lower. Discount mortgages have interest rates lower than current rates - so there is no incentive for homeowners to refinance.

[GRAPHIC OMITTED pie chart PORTFOLIO HIGHLIGHTS AND ASSET MIX]

PORTFOLIO HIGHLIGHTS AND ASSET MIX
June 30, 1998

Asset-Backed Securities                                     17.6%
Cash                                                         2.4%
Mortgage-Backed Securities                                  58.6%
Collateralized Mortgage Obligations (CMOs)                   7.1%
U.S. Treasuries                                             12.0%
Corporate Bonds & Government Agencies                        2.3%

                                     June 30,         December 31,
                                       1998              1997

Average Effective Duration          2.0 years          2.3 years
Average Effective Maturity          3.5 years          3.9 years
Average Quality                        AAA                AAA
Thirty-Day Current SEC Yield*         5.43%              5.63%

*For A Class shares measured according to Securities and Exchange
Commission guidelines. B and C Class thirty-day current SEC yields were each 4.72% as of June 30, 1998. Institutional Class 30-day yield was 5.73%.



By maintaining a small position in Collateralized Mortgage
Obligations (CMOs), we were further able to minimize prepayment risks. CMOs generally yield less than GNMAs, but their income stream is more predictable.

     Select CMOs allow us to lock in a higher-than-average yield for a certain period of time, typically two years. This lessens the cash flow uncertainties characteristic of traditional mortgage bonds such as GNMAs, and acts as call protection against principal prepayments.

     As of June 30, 1998, 17.6% of your Fund's net assets was allocated to asset-backed securities, virtually the same as in December. Asset-backed bonds represent pooled debt - originated by providers of credit such as banks, who then pass income to investors.

     The strong U.S. economy provided a favorable environment for certain types of asset-backed bonds since December. We preferred asset-backed securities issued by credit card companies and automobile leasing agencies. These two sectors benefited from a low unemployment rate and high consumer confidence.

     Yields of short- and intermediate-term U.S. Treasury bonds traded within a fairly narrow range throughout the period. In order to enhance your Fund's yield, we slightly increased our exposure to short-term corporate bonds and reduced your Fund's Treasury holdings. When investing in corporate bonds, your Fund seeks only those bonds rated AAA by Standard & Poor's and Moody's Investors Services, two of the best known independent bond rating agencies.

     Since December, we have modestly decreased your Fund's duration to
2.0 years as of June 30, 1998. We believe that a slightly lower duration may help preserve capital should bond prices become volatile later this year. Duration measures a bond's sensitivity to interest rates by indicating the approximate percentage of change in a bond's price given a 1% change in interest rates.

HOW INTEREST RATES AFFECT PREPAYMENT RISK

If 10-Year U.S. Treasury notes yield   6.00%  5.75%  5.50%  5.25%  5.00%
Mortgage rates are likely to be        7.50%  7.25%  7.00%  6.75%  6.50%
Percentage of homeowners for whom
refinancing may be attractive            25%    29%    42%    57%    64%

Mortgage rates shown above are an estimate of Federal Home Loan Mortgage Corp. average commitment rates for conventional 30-year fixed-rate mortgages for a single-family home. Refinancing estimates are as of 6/98. As of 6/30/98, a 10-year U.S. Treasury note yielded 5.44%. Source:
Donaldson Lufkin & Jenrette.



Outlook

For the balance of 1998, we believe that selected U.S. government securities can continue to offer attractive income potential and stability of principal.

     Continued U.S. economic expansion along with a tight labor market often lead to wage increases and consequently, an acceleration of inflation. However, we believe interest rates are unlikely to rise much from current levels.

     To help reduce mortgage prepayment risk, we anticipate taking greater advantage of technology that allows us to buy pre-selected pools of mortgage loans. This strategy has allowed us to efficiently search the market for mortgages that have a more attractive risk/reward profile.

     As of mid year, the effects of financial turmoil along the Pacific Rim have had only a minor effect on the U.S. economy. However, as the region recovers, we believe many Asian countries will increase exports to the U.S. to rebuild their economies and pay down debt. This increased supply of goods and services may help limit consumer price increases, but may also eat away at the profits of domestic companies over the long term.

TO HELP REDUCE MORTGAGE PREPAYMENT RISK, WE ANTICIPATE TAKING GREATER ADVANTAGE OF TECHNOLOGY THAT ALLOWS US TO BUY PRE-SELECTED POOLS OF MORTGAGE LOANS.

     Over the coming months, we believe that stable interest rates and the possibility of moderating economic growth bode well for the U.S. economy. In his semi-annual report to Congress in June, Federal Reserve Board chairman Alan Greenspan said traditional inflationary pressures were subdued.

     The U.S. economy has benefited from what Greenspan termed a "virtuous cycle" - a climate of low inflation that has reduced interest rates and stimulated investment. As always, we will continue following a consistent investment discipline to maximize income and reduce volatility.

ROGER A. EARLY

Vice President and
Senior Portfolio Manager

July 3, 1998

[PHOTO OF KEYBOARD]



[GRAPHIC OMITTED bar chart LIMITED-TERM GOVERNMENT FUND'S INCOME
POTENTIAL]

LIMITED-TERM GOVERNMENT FUND'S INCOME POTENTIAL

Annual Income From a $100,000 Investment Since Inception
November 24, 1985 to June 30, 1998

Total Income = $144,804

           Yearly Income
June 1986     $ 5,037
June 1987     $ 7,595
June 1988     $ 8,337
June 1989     $10,038
June 1990     $11,007
June 1991     $11,794
June 1992     $12,316
June 1993     $11,981
June 1994     $12,036
June 1995     $14,030
June 1996     $13,492
June 1997     $13,494
June 1998     $13,646

Chart assumes a $100,000 investment on November 24, 1985, includes the effect of a 2% front-end sales charge and reinvestment of distributions. Performance of other Fund classes will vary due to other charges and expenses. Past performance does not guarantee future results. Sales charges are reduced on purchases of $100,000 or more.


LIMITED-TERM GOVERNMENT FUND PERFORMANCE
Average Annual Returns Through June 30, 1998

                               Lifetime  Ten Years  Five Years  One Year
Class A (Est. 11/24/85)
     Excluding Sales Charge     +6.43%     +6.31%     +3.83%     +4.66%
     Including Sales Charge     +6.20%     +6.01%     +3.26%     +1.75%

Class B (Est. 5/2/94)
     Excluding Sales Charge     +3.94%                           +3.78%
     Including Sales Charge     +3.94%                           +1.82%

Class C (Est. 11/28/95)
     Excluding Sales Charge     +3.95%                           +3.78%
     Including Sales Charge     +3.95%                           +2.80%

All performance includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either the investment was not redeemed or that contingent sales charges did not apply.

Class A shares have a 2.75% maximum sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 2% if redeemed before the end of the third year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Limited-Term Government Fund's Institutional Class is available without sales or asset-based distribution charges only to certain eligible institutional accounts. As of June 30, 1998, the average annual total returns for the lifetime, 10-year, five-year and one-year periods and cumulative six-month return were +6.56%, +6.47%, +3.98%, +4.82% and +2.52% respectively.





FINANCIAL STATEMENTS
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. -
LIMITED-TERM GOVERNMENT FUND
STATEMENT OF NET ASSETS
JUNE 30, 1998 (UNAUDITED)

                                                         PRINCIPAL         MARKET
                                                          AMOUNT           VALUE
                                                         ---------       ---------
  AGENCY MORTGAGE-BACKED SECURITIES - 39.07%
  Federal Home Loan Mortgage Corporation 6.00%
    2/1/11 to 11/1/26                                   $33,095,335    $32,937,616
  Federal Home Loan Mortgage Corporation 7.55%
    5/15/20                                                 255,888        257,357
  Federal Home Loan Mortgage Corporation 8.00%
    5/1/05 to 7/1/11                                      8,177,044      8,508,636
  Federal Home Loan Mortgage Corporation 8.50%
    12/1/08 to 11/1/10                                    2,233,486      2,338,415
  Federal Home Loan Mortgage Corporation 8.75%
    5/1/10                                                  829,418        886,175
  Federal Home Loan Mortgage Corporation 9.00%
    6/1/09 to 1/1/24                                      6,483,666      6,803,112
  Federal Home Loan Mortgage Corporation 9.50%
    11/1/05 to 2/15/20                                    7,048,305      7,546,323
  Federal Home Loan Mortgage Corporation 11.00%
    2/1/14 to 11/1/15                                       400,549        444,757
  Federal Home Loan Mortgage Corporation 11.50%
    3/1/01 to 3/1/16                                      4,252,668      4,811,679
  Federal National Mortgage Association 6.00%
    2/1/01                                                5,779,280      5,770,249
  Federal National Mortgage Association 6.00%
    5/1/11                                                8,509,120      8,466,575
  Federal National Mortgage Association 6.50%
    3/1/09 to 12/1/10                                     7,941,838      8,023,882
  Federal National Mortgage Association 7.00%
    2/1/26 to 3/1/28                                     11,521,179     11,725,470
  Federal National Mortgage Association 7.50%
    2/1/27 to 12/1/27                                    14,442,216     14,848,629
  Federal National Mortgage Association 8.00%
    7/1/02 to 1/1/23                                      1,673,156      1,734,752
  Federal National Mortgage Association 8.50%
    8/1/07 to 8/1/17                                      9,595,877     10,047,710
  Federal National Mortgage Association 9.00%
    8/1/04 to 4/1/16                                      2,440,283      2,593,525
  Federal National Mortgage Association 9.25%
    7/1/08 to 8/1/16                                      2,064,033      2,200,977
  Federal National Mortgage Association 10.00%
    1/1/19                                                  669,799        726,102
  Federal National Mortgage Association 11.00%
    12/25/03 to 8/1/20                                    9,926,714     10,921,006
  Federal National Mortgage Association 12.50%
    2/1/11                                                  134,987        155,023
  Federal National Mortgage Association 13.00%
    7/1/15                                                  168,905        197,460
                                                                      ------------
  Total Agency Mortgage-Backed Securities
    (Cost $138,309,251)                                                141,945,430
                                                                      ------------

  ASSET-BACKED SECURITIES - 17.63%
  American Express Credit Account Master Trust
    Series 1996-1 Class A 6.80% 12/15/03                  9,000,000      9,218,700
  CIT Group Securitization Series 1995-2 Class A2
    6.00% 5/15/26                                         1,026,524      1,027,447
  Chemical Master Credit Card Trust Series 1995-3
    Class A1 6.23% 4/15/05                                3,500,000      3,555,069
  Citibank Credit Card Master Trust I Series 1998-1
    Class A 5.75% 1/15/03                                 3,630,000      3,628,866
  First Sierra Receivables Series 1997-1 Class A2
    6.35% 7/10/00                                         8,318,872      8,345,493
  FirstBank Auto Receivables Grantor Trust Series 1995-B
    Class A 6.40% 7/17/00                                 3,025,442      3,033,492
  Heller Equipment Asset Receivables Trust Series 1997-1
    Class A2 6.39% 5/25/05                                8,269,969      8,317,935
  MetLife Capital Equipment Loan Trust Series 1997-A
    Class A 6.85% 5/20/08                                 4,088,000      4,201,238
  Sears Credit Account Master Trust Series 1995-5
    Class A 6.05% 1/16/08                                10,000,000     10,045,443
  Standard Credit Card Master Trust Series 1994-4
    Class A 8.25% 11/7/03                                 5,320,000      5,686,293
  World Omni Automobile Lease Securitization
    Series 1997-B Class A4 6.20% 11/25/03                 6,950,000      6,990,310
                                                                      ------------
  Total Asset-Backed Securities
    (Cost $63,756,427)                                                  64,050,286
                                                                      ------------

  COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) - 7.05%
  Federal Home Loan Mortgage Corporation Series 1608
    Class GA 9.00% 6/15/21                               10,000,000     10,716,772
  Federal Home Loan Mortgage Corporation-69 Class F
    9.00% 12/15/05                                        1,278,205      1,331,236
  Federal National Home Loan Association-1989-15D
    10.00% 9/25/18                                           62,027         62,027
  Federal National Mortgage Association
    Series 1993-12 Class ED 7.50% 2/25/06                 8,375,000      8,702,430
  Federal National Mortgage Association
    Series 1989-1 Class C 10.30% 3/25/18                    131,352        131,303
  Federal National Mortgage Association
    Series 1989-19 Class A 10.30% 4/25/19                 3,846,145      4,217,810
  Investor GNMA Mortgage-Backed Securities Trust
    Series 84-F5 10.875% 10/25/13                           121,637        137,574
  Prudential Home Mortgage Securities Series 1992-2
    Class A17 8.30% 3/25/07                                 304,406        304,035
                                                                      ------------
  Total Collateralized Mortgage Obligations
    (Cost $25,377,561)                                                  25,603,187
                                                                      ------------

  CORPORATE BONDS - 1.53%
  Credit Foncier de France  8.00% 1/14/02                 5,230,000      5,550,338
                                                                      ------------
  Total Corporate Bonds
    (Cost $5,493,383)                                                    5,550,338
                                                                      ------------

  FEDERAL FARM CREDIT OBLIGATIONS - 0.72%
  Federal Farm Credit 6.45% 10/7/09                       2,010,000      2,116,730
  Federal Farm Credit 6.28% 11/26/12                        475,000        494,190
                                                                      ------------
  Total Federal Farm Credit Obligations
    (Cost $2,567,830)                                                    2,610,920
                                                                      ------------

  GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION OBLIGATIONS - 19.51%
  GNMA 7.625% 2/15/22                                     1,821,101      1,870,599
  GNMA 8.00% 11/15/16 to 5/15/17                         10,415,170     10,948,949
  GNMA 9.00% 4/15/16 to 1/15/22                          36,182,905     39,267,107
  GNMA 9.50% 6/15/16 to 11/20/21                            995,430      1,083,147
  GNMA 9.75% 11/20/16                                       377,545        408,222
  GNMA 10.00% 1/20/20 to 11/20/20                         1,269,935      1,406,452
  GNMA 10.50% 11/15/15 to 6/20/20                           123,761        135,169
  GNMA 11.00% 10/15/00 to 5/15/20                         3,843,529      4,362,964
  GNMA 11.50% 7/15/15 to 2/15/19                             50,005         57,318
  GNMA 12.00% 10/15/10 to 5/20/16                           148,456        172,415
  GNMA 12.25% 8/15/13 to 1/15/14                            256,544        297,992
  GNMA 12.50% 12/15/10 to 6/15/15                           146,770        171,949
  GNMA 13.75% 9/1/14                                         50,090         58,746
  GNMA GPM 11.50% 4/15/10 to 4/15/13                        205,049        235,295
  GNMA II 9.50% 11/20/20 to 11/20/21                      3,609,889      3,901,495
  GNMA II 10.00% 7/20/20 to 11/20/20                        859,286        951,661
  GNMA II 10.50% 11/15/15 to 1/15/16                        353,047        386,915
  GNMA II 11.00% 9/20/15 to 10/20/15                      1,150,117      1,307,177
  GNMA II 11.50% 12/20/17 to 10/20/18                       306,721        345,828
  GNMA II 12.00% 3/20/14 to 5/20/16                       2,343,429      2,714,271
  GNMA II 12.50% 10/20/13 to 1/20/14                        662,364        771,314
                                                                      ------------
  Total Government National Mortgage Association
    Obligations (Cost $69,301,323)                                      70,854,985
                                                                      ------------

  U.S. TREASURY OBLIGATIONS - 12.02%
  U.S. Treasury Note 5.75% 10/31/00                      15,000,000     15,076,499
  U.S. Treasury Note 8.875% 2/15/99*                     28,000,000     28,575,680
                                                                      ------------
  Total U.S. Treasury Obligations
    (Cost $44,264,452)                                                  43,652,179
                                                                      ------------

  REPURCHASE AGREEMENTS - 0.55%
  With Chase Manhattan 5.85% 7/1/98
    (dated 6/30/98, collateralized by
    $762,000 U.S. Treasury Notes 5.375% due
    6/30/03, market value $758,101)                         743,000        743,000
  With J.P. Morgan Securities 5.75% 7/1/98
    (dated 6/30/98, collateralized by
    $634,000 U.S. Treasury Notes 6.25% due
    6/30/02, market value $649,637)                         636,000        636,000
  With PaineWebber 5.75% 7/1/98
    (dated 6/30/98, collateralized by
    $621,000 U.S. Treasury Notes 6.375% due
    4/30/02, market value $649,775)                         636,000        636,000
                                                                      ------------
  Total Repurchase Agreements
    (Cost $2,015,000)                                                    2,015,000
                                                                      ------------

  TOTAL MARKET VALUE OF SECURITIES OWNED
    (cost $351,085,227) - 98.08%                                      $356,282,325
  RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.92%                6,981,831
                                                                      ------------
  NET ASSETS APPLICABLE TO 42,498,737 SHARES
    ($0.001 PAR VALUE) OUTSTANDING - 100.00%                          $363,264,156
                                                                      ============
  NET ASSET VALUE - LIMITED TERM GOVERNMENT
    FUND A CLASS ($327,651,853 / 38,332,391 SHARES)                          $8.55
                                                                           =======
  NET ASSET VALUE - LIMITED TERM GOVERNMENT
    FUND B CLASS ($11,691,470 / 1,367,804 SHARES)                            $8.55
                                                                           =======
  NET ASSET VALUE - LIMITED TERM GOVERNMENT
    FUND C CLASS ($2,476,049 / 289,675 SHARES)                               $8.55
                                                                           =======
  NET ASSET VALUE - LIMITED TERM GOVERNMENT
    FUND INSTITUTIONAL CLASS
    ($21,444,784 / 2,508,867 SHARES)                                         $8.55
                                                                           =======

  COMPONENTS OF NET ASSETS AT JUNE 30, 1998:
  Common stock, ($0.001 par value, 2,000,000,000 shares
    authorized to the Limited-Term Government Fund
    with 950,000,000 shares allocated to the
    Limited-Term Government Fund A Class, 200,000,000 shares
    allocated to the Limited-Term Government Fund B Class,
    50,000,000 shares allocated to the Limited-Term
    Government Fund C Class and 200,000,000 shares
    allocated to the Limited-Term Government Fund
    Institutional Class                                               $505,230,762
  Distributions in excess of net investment income                         (44,235)
  Accumulated net realized loss on investments                        (146,500,719)
  Net unrealized appreciation of investments and futures contracts       4,578,348
                                                                      ------------
  Total net assets                                                    $363,264,156
                                                                      ============

  NET ASSET VALUE AND OFFERING PRICE PER
    SHARE - LIMITED-TERM GOVERNMENT FUND A CLASS
  Net asset value A Class (A)                                                $8.55
  Sales charge (2.75% of offering price, or 2.81%
    of amount invested per share) (B)                                         0.24
                                                                           -------
  Offering price                                                             $8.79
                                                                           =======

  ------------------------
  (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
  (B) See How to Buy Shares in the current Prospectus for
      purchases of $100,000 or more.

  ------------------------
  GPM - Graduate Payment Mortgage
  *Principal amount of $3,000,000 pledged as initial margin for futures transactions.

See accompanying notes




DELAWARE GROUP LIMITED-TERM
GOVERNMENT FUNDS, INC. -
LIMITED-TERM GOVERNMENT FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
Interest                                                               $14,050,109

EXPENSES:
Management fees                                            $930,303
Dividend disbursing and transfer agent fees
  and expenses                                              452,441
Distribution expense                                        325,584
Accounting and Administration                                97,628
Reports and statements to shareholders                       46,996
Registration fees                                            45,500
Custodian fees                                               20,000
Professional fees                                            18,559
Taxes (other than taxes on income)                            4,700
Directors' fees                                               4,630
Other                                                         3,478      1,949,819
                                                       ------------   ------------
NET INVESTMENT INCOME                                                   12,100,290
                                                                      ------------

NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investment transactions                              (804,845)
Net realized loss on futures contracts                                  (2,154,757)
                                                                      ------------
Net realized loss                                                       (2,959,602)
Net change in unrealized appreciation/depreciation
  of investments                                                           (35,423)
                                                                      ------------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS                                                        (2,995,025)
                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                       $9,105,265
                                                                      ============

See accompanying notes




DELAWARE GROUP LIMITED-TERM
GOVERNMENT FUNDS, INC. -
LIMITED-TERM GOVERNMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                     SIX MONTHS ENDED      YEAR
                                                           6/30/98         ENDED
                                                         (UNAUDITED)      12/31/97
                                                     ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
Net investment income                                   $12,100,290    $30,659,479
Net realized loss on investment transactions             (2,959,602)    (8,298,077)
Net change in unrealized appreciation/depreciation
  of investments                                            (35,423)       803,169
                                                       ------------   ------------
Net increase in net assets resulting from operations      9,105,265     23,164,571
                                                       ------------   ------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
  Limited-Term Government Fund A Class                  (10,961,008)   (27,691,360)
  Limited-Term Government Fund B Class                     (334,322)      (748,542)
  Limited-Term Government Fund C Class                      (74,555)      (204,751)
  Limited-Term Government Fund Institutional Class         (784,636)    (2,015,579)
                                                       ------------   ------------
                                                        (12,154,521)   (30,660,232)
                                                       ------------   ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Limited-Term Government Fund A Class                   92,326,022     58,211,511
  Limited-Term Government Fund B Class                    1,592,992      2,658,303
  Limited-Term Government Fund C Class                      417,123      1,790,424
  Limited-Term Government Fund Institutional Class        2,178,321     13,605,681
Net asset value of shares issued upon reinvestment
  of dividends from net investment income
  Limited-Term Government Fund A Class                    7,385,857     17,601,442
  Limited-Term Government Fund B Class                      224,756        470,077
  Limited-Term Government Fund C Class                       64,854        179,712
  Limited-Term Government Fund Institutional Class          767,144      1,940,559
                                                       ------------   ------------
                                                        104,957,069     96,457,709
                                                       ------------   ------------

Cost of shares repurchased:
  Limited-Term Government Fund A Class                 (124,372,505)  (178,698,086)
  Limited-Term Government Fund B Class                   (2,148,016)    (3,756,166)
  Limited-Term Government Fund C Class                   (1,566,719)    (1,420,524)
  Limited-Term Government Fund Institutional Class      (14,236,415)   (12,454,483)
                                                       ------------   ------------
                                                       (142,323,655)  (196,329,259)
                                                       ------------   ------------

Decrease in net assets derived from capital share
  transactions                                          (37,366,586)   (99,871,550)
                                                       ------------   ------------
NET DECREASE IN NET ASSETS                              (40,415,842)  (107,367,211)

NET ASSETS:
Beginning of year                                       403,679,998    511,047,209
                                                       ------------   ------------
End of year                                            $363,264,156   $403,679,998
                                                       ============   ============

See accompanying notes




DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. - LIMITED-TERM GOVERNMENT FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                            LIMITED-TERM GOVERNMENT FUND A CLASS
              --------------------------------------------------------------------
              SIX MONTHS ENDED               YEAR ENDED DECEMBER 31,
                  6/30/981      1997       1996       1995       1994        1993
                 (UNAUDITED)

Net asset value,
beginning of
period              $8.620     $8.770     $9.050     $8.990     $9.840     $10.000

Income from
investment
operations:
  Net investment
  income             0.278      0.596      0.600      0.699      0.667       0.681
  Net realized
  and unrealized
  gain (loss) on
  investments       (0.069)    (0.150)    (0.280)     0.060     (0.850)     (0.160)
                  --------   --------   --------   --------   --------    --------
Net increase
  (decrease) in
  net assets
  from investment
  operations         0.209      0.446      0.320      0.759     (0.183)      0.521
                  --------   --------   --------   --------   --------    --------

Less dividends:
  Dividends from
  net investment
  income            (0.279)    (0.596)    (0.600)    (0.699)    (0.667)     (0.681)
                  --------   --------   --------   --------   --------    --------
  Total dividends   (0.279)    (0.601)    (0.600)    (0.699)    (0.667)     (0.681)

Net asset value,
end of period       $8.550     $8.620     $8.770     $9.050     $8.990     $ 9.840
                  ========   ========   ========   ========   ========    ========

Total return2        2.44%      5.23%      3.69%      8.71%     (1.88%)      5.31%

Ratios and
supplemental
data:
  Net assets,
  end of period
  (000 omitted)   $327,652   $355,079   $464,649   $653,451   $789,525  $1,126,031
  Ratio of
  expenses to
  average net
  assets             1.02%      0.98%      0.93%      0.96%      0.91%       0.88%
  Ratio of net
  investment
  income to
  average net
  assets             6.48%      6.83%      6.80%      7.71%      7.10%       6.77%
  Portfolio
  turnover             34%        79%        83%        73%       148%        171%

------------------------
1 Ratios have been annualized and total return has not been annualized.
2 Does not include maximum sales charge of 2.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

See accompanying notes






Selected data for each share of the Fund outstanding throughout each period were as follows:

                                       LIMITED-TERM GOVERNMENT FUND B CLASS
                              ------------------------------------------------------
                              SIX MONTHS                                    PERIOD
                                ENDED        YEAR ENDED DECEMBER 31,        5/2/942
                               6/30/981    1997       1996       1995    TO 12/31/94
                              (UNAUDITED)

Net asset value,
beginning of period            $8.620     $8.770     $9.050     $8.990      $9.430

Income from investment
operations:
  Net investment income         0.242      0.522      0.524      0.622       0.399
  Net realized and
  unrealized gain (loss)
  on investments               (0.069)    (0.150)    (0.280)     0.060      (0.440)
                             --------   --------   --------   --------    --------
  Net increase (decrease)
  in net assets from
  investment operations         0.173      0.372      0.244      0.682      (0.041)
                             --------   --------   --------   --------    --------

Less dividends:
  Dividends from net
  investment income            (0.243)    (0.522)    (0.524)    (0.622)     (0.399)
                             --------   --------   --------   --------    --------
  Total dividends              (0.243)    (0.522)    (0.524)    (0.622)     (0.399)

Net asset value,
end of period                  $8.550     $8.620     $8.770     $9.050      $8.990
                             ========   ========   ========   ========    ========

Total return4                   2.01%      4.35%      2.81%      7.80%      (0.44%)

Ratios and supplemental data:
  Net assets, end of period
  (000 omitted)               $11,691    $12,119    $12,959    $12,313      $6,282
  Ratio of expenses to
  average net assets            1.87%      1.83%      1.78%      1.81%       1.76%
  Ratio of net investment
  income to average net assets  5.63%      5.98%      5.91%      6.86%       6.25%
  Portfolio turnover              34%        79%        83%        73%        148%

                                             LIMITED-TERM GOVERNMENT FUND C CLASS
                                          ------------------------------------------
                                          SIX MONTHS    YEAR ENDED          PERIOD
                                             ENDED      DECEMBER 31,      11/28/953
                                           6/30/981   1997       1996    TO 12/31/95
                                          (UNAUDITED)

Net asset value, beginning of period      $8.620     $8.770     $9.050      $9.010

Income from investment operations:
  Net investment income                    0.242      0.522      0.524       0.051
  Net realized and unrealized
  gain (loss) on investments              (0.069)    (0.150)    (0.280)      0.040
                                        --------   --------   --------    --------
  Net increase (decrease) in net
  assets from investment operations        0.173      0.372      0.244       0.091
                                        --------   --------   --------    --------

Less dividends:
  Dividends from net investment income    (0.243)    (0.522)    (0.524)     (0.051)
                                        --------   --------   --------    --------
  Total dividends                         (0.243)    (0.522)    (0.524)     (0.051)

Net asset value, end of period            $8.550     $8.620     $8.770      $9.050
                                        ========   ========   ========    ========

Total return4                              2.01%      4.34%      2.81%            3

Ratios and supplemental data:
  Net assets, end of period
  (000 omitted)                           $2,476     $3,580     $3,090         $33
  Ratio of expenses to average
  net assets                               1.87%      1.83%      1.78%            3
  Ratio of net investment income
  to average net assets                    5.63%      5.98%      5.78%            3
  Portfolio turnover                         34%        79%        83%            3

------------------------
1 Ratios have been annualized and total return has not been annualized.
2 Date of initial public offering; ratios have been annualized but total return has not been annualized.
3 Date of initial public offering; the ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for the relatively short period are not meaningful.
4 Does not include any applicable contingent deferred sales charges which varies from 1%-2% for the Limited-Term Government Fund B Class and
  1% for the Limited-Term Government Fund C Class, depending upon the holding period.

See accompanying notes






Selected data for each share of the Fund outstanding throughout each period were as follows:

                          LIMITED-TERM GOVERNMENT FUND INSTITUTIONAL CLASS
                 -------------------------------------------------------------------
                 SIX MONTHS ENDED            YEAR ENDED DECEMBER 31,
                    6/30/981     1997      1996       1995       1994       1993
                  (UNAUDITED)

Net asset value,
beginning of period  $8.620     $8.770     $9.050     $8.990     $9.840     $10.000

Income from
investment
operations:
  Net investment
  income              0.285      0.610      0.613      0.712      0.681       0.696
  Net realized and
  unrealized gain
  (loss) on
  investments        (0.069)    (0.150)    (0.280)     0.060     (0.850)     (0.160)
                   --------   --------   --------   --------   --------    --------
Net increase
(decrease) in
net assets
from investment
operations            0.216      0.460      0.333      0.772     (0.169)      0.536
                   --------   --------   --------   --------   --------    --------

Less dividends:
  Dividends from
  net investment
  income             (0.286)    (0.610)    (0.613)    (0.712)    (0.681)     (0.696)
                   --------   --------   --------   --------   --------    --------
  Total dividends    (0.286)    (0.605)    (0.613)    (0.712)    (0.681)     (0.696)

Net asset value,
end of period        $8.550     $8.620     $8.770     $9.050     $8.990     $ 9.840
                   ========   ========   ========   ========   ========    ========

Total return          2.52%      5.39%      3.84%      8.87%     (1.74%)      5.44%

Ratios and
supplemental data:
  Net assets,
  end of period
  (000 omitted)     $21,445    $32,902    $30,349    $37,460    $37,328     $47,700
  Ratio of expenses
  to average
  net assets          0.87%      0.83%      0.78%      0.81%      0.76%       0.74%
  Ratio of net
  investment income
  to average
  net assets          6.63%      6.98%      6.92%      7.86%      7.25%       6.91%
  Portfolio turnover    34%        79%        83%        73%       148%        171%

------------------------
1 Ratios have been annualized and total return has not been annualized.

See accompanying notes



DELAWARE GROUP LIMITED TERM GOVERNMENT FUNDS, INC. - LIMITED TERM
GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)

Delaware Group Limited Term Government Funds, Inc. - Limited Term Government Fund (the "Fund"), a series of Delaware Group Limited Term Government Funds, Inc. (the "Company"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland corporation. The Fund offers four classes of shares. The Limited Term Government Fund A Class carries a front-end sales charge of 2.75%. The Limited Term Government Fund B Class carries a back-end deferred sales charge, Limited Term Government Fund C Class carries a level load deferred sales charge and Limited Term Government Fund Institutional Class has no sales charge. The investment objective of the Fund is to seek a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation -- Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts are on a pro-rata basis and are included in interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use Of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.50% of the net assets of the Fund less the fees paid to the unaffiliated directors. At June 30, 1998, the Fund had a liability for investment management fees and other expenses payable to DMC for $39,571.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. For the six months ended June 30, 1998, the Fund expensed $452,441 for dividend disbursing and transfer agent services and $74,434 for accounting services.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.15% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class. For the six months ended June 30, 1998, the Fund expensed $325,584 for distribution expenses.

At June 30, 1998, DDLP earned $21,109 for commissions on sales of the Limited-Term Government Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended June 30, 1998, the Fund made purchases of $12,212,110 and sales of $48,122,709 of investment securities other than U.S. government securities and temporary cash investments. During the six months ended June 30, 1998, the Fund made purchases of $51,671,752 and sales $63,310,470 of long term U.S. government securities.

At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $351,085,227.

At June 30, 1998, unrealized appreciation for federal income tax purposes aggregated $5,197,098 of which $6,106,026 related to unrealized appreciation of securities and $908,928 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had an accumulated capital loss of $144,622,930 at December 31, 1997 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1998 - $707,105; 2001 - $2,978,605; 2002 -
$85,079,081; 2003 - $29,779,768; 2004 - $16,636,244 and 2005 -
$9,442,127.

During the six months ended June 30, 1998, the Fund entered into future contracts in accordance with its investment objectives. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At June 30, 1998, the Fund had outstanding 450 short futures on 20 Year U.S. Treasury Notes, which expire in September 1998. The notional value of such contracts on June 30, 1998 was $55,617,188 which resulted in an unrealized loss of $618,750.

Risks may arise upon entering into futures contracts from potential imperfect correlations between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                               SIX MONTHS      YEAR
                                                  ENDED        ENDED
                                                 6/30/98      12/31/97
                                               ----------    ----------
Shares sold:
  Limited-Term Government Fund A Class         10,764,665     6,685,846
  Limited-Term Government Fund B Class            185,556       305,510
  Limited-Term Government Fund C Class             48,594       205,434
  Limited-Term Government Fund
    Institutional Class                           253,518     1,563,123

Shares issued upon reinvestment of
  dividends from net investment income
  Limited-Term Government Fund A Class            859,687     2,018,710
  Limited-Term Government Fund B Class             26,164        53,933
  Limited-Term Government Fund C Class              7,549        20,588
  Limited-Term Government Fund
    Institutional Class                            89,296       222,771
                                               ----------    ----------
                                               12,235,029    11,075,915
                                               ----------    ----------

Shares repurchased:
  Limited-Term Government Fund A Class        (14,491,519)  (20,490,985)
  Limited-Term Government Fund B Class           (250,107)     (431,069)
  Limited-Term Government Fund C Class           (181,848)     (162,983)
  Limited-Term Government Fund
    Institutional Class                        (1,651,491)   (1,429,136)
                                               ----------    ----------
                                              (16,574,965)  (22,514,173)
Net decrease                                   (4,339,936)  (11,438,258)
                                               ==========    ==========

5. Credit and Market Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the state maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund will, from time to time, invest in higher risk interest only CMOs. At June 30, 1998 the Fund had no holdings in interest-only CMOs.



THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF LIMITED-TERM GOVERNMENT FUND SHAREHOLDERS, BUT IT MAY BE USED with prospective investors when preceded or accompanied by a current Prospectus for Limited-Term Government Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

[PHOTO OF GLOBES]

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

www.delawarefunds.com


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.


[copyright] Delaware Distributors, L.P.

[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]



Printed in the USA
on recycled paper

SA-022 [6/98] PP8/98
(897)